UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2016

Honda Auto Receivables 2016-4 Owner Trust

(Issuing Entity)

Central Index Key Number: 0001685497

American Honda Receivables LLC

(Depositor)

Central Index Key Number: 0000890975

American Honda Finance Corporation
(Sponsor)

Central Index Key Number: 0000864270

(Exact name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware	333-205883-04	81-6769054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(Issuing Entity’s IRS Employer Identification No.)

American Honda Receivables LLC 2800 Madrona Avenue Torrance, California	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

On October 18, 2016, American Honda Receivables LLC (“AHR LLC”) and American Honda Finance Corporation (“AHFC”) entered into an Underwriting Agreement with Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., each on behalf of itself and as a representative of the several underwriters, for the sale of the notes of Honda Auto Receivables 2016-4 Owner Trust (the “Issuer”), in the following classes: Class A-2 1.04% Asset Backed Notes (the “Class A-2 Notes”), Class A-3 1.21% Asset Backed Notes (the “Class A-3 Notes”) and Class A-4 1.36% Asset Backed Notes (the “Class A–4 Notes”) (collectively, the “Underwritten Notes”). The Underwritten Notes will be issued on or about October 25, 2016 (the “Closing Date”) together with the Class A-1 0.71000% Asset Backed Notes (the “Class A-1 Notes” and collectively with the Underwritten Notes, the “Notes”). AHR LLC will retain all of the Class A-1 Notes, which are not registered under the Securities Act of 1933, as amended. The Notes have an aggregate principal balance of $1,500,000,000.

Attached as Exhibit 1.1 is the Underwriting Agreement.

ITEM 8.01. Other Events.

On the Closing Date, AHR LLC and AHFC will enter into a Receivables Purchase Agreement, to be dated as of the Closing Date (the “Receivables Purchase Agreement”), pursuant to which AHFC will transfer to AHR LLC certain retail installment sale contracts relating to new or used Honda or Acura automobiles (the “Receivables”) and related property. The Issuer, a Delaware statutory trust, was established pursuant to a Trust Agreement dated September 6, 2016, to be amended and restated as of the Closing Date, among AHR LLC, The Bank of New York Mellon, as owner trustee, and BNY Mellon Trust of Delaware, as Delaware trustee (the “Amended and Restated Trust Agreement”). On the Closing Date, the Issuer will enter into a Sale and Servicing Agreement, to be dated as of the Closing Date (the “Sale and Servicing Agreement”), with AHR LLC, as seller, AHFC, as servicer, RPA seller and sponsor, and acknowledged and accepted by Citibank, N.A., as indenture trustee (the “Indenture Trustee”), pursuant to which the Receivables and related property will be transferred to the Issuer. On the Closing Date, the Issuer, AHFC, as sponsor and servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, will enter into an Asset Representations Review Agreement, to be dated as of the Closing Date (the “Asset Representations Review Agreement”), relating to the review of certain representations relating to the Receivables. Also on the Closing Date, the Issuer will enter into an Indenture, to be dated as of the Closing Date (the “Indenture”), by and between the Issuer and the Indenture Trustee and acknowledged and accepted by AHFC, as servicer. Pursuant to the Indenture, the Issuer will cause the issuance of the Notes. Also on the Closing Date, the Issuer, AHFC, as sponsor and administrator, AHR LLC, as depositor, and the Indenture Trustee will enter into an Administration Agreement, to be dated as of the Closing Date (the “Administration Agreement”), relating to the provision by AHFC of certain services relating to the Notes.

Attached as Exhibit 4.1 is the form of Indenture, as Exhibit 10.1 is the form of Receivables Purchase Agreement, as Exhibit 10.2 is the form of Sale and Servicing Agreement, as Exhibit 10.3 is the form of Administration Agreement, as Exhibit 10.4 is the form of Amended and Restated Trust Agreement and as Exhibit 10.5 is the form of Asset Representations Review Agreement.

In connection with the offering of the Underwritten Notes, the chief executive officer of the registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

ITEM 9.01.  Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 18, 2016, among AHFC, AHR LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., each on behalf of itself and as a representative of the several underwriters
4.1	Indenture, to be dated the Closing Date, between the Indenture Trustee and the Issuer and acknowledged and accepted by AHFC
10.1	Receivables Purchase Agreement, to be dated the Closing Date, between AHFC and AHR LLC
10.2	Sale and Servicing Agreement, to be dated the Closing Date, among the Issuer, AHFC and AHR LLC and acknowledged and accepted by the Indenture Trustee
10.3	Administration Agreement, to be dated the Closing Date, among the Issuer, AHFC, AHR LLC and the Indenture Trustee
10.4	Amended and Restated Trust Agreement, to be dated the Closing Date, among AHR LLC, The Bank of New York Mellon and BNY Mellon Trust of Delaware
10.5	Asset Representations Review Agreement, to be dated the Closing Date, among the Issuer, AHFC and Clayton Fixed Income Services LLC
36.1	Depositor Certification, dated October 18, 2016, for shelf offerings of asset-backed securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

AMERICAN HONDA RECEIVABLES LLC

	By:	/s/ Paul C. Honda
	Name:	Paul C. Honda
	Title:	Treasurer

Dated: October 20, 2016

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 18, 2016, among AHFC, AHR LLC and Barclays Capital Inc., J.P. Morgan Securities LLC and SMBC Nikko Securities America, Inc., each on behalf of itself and as a representative of the several underwriters
4.1	Indenture, to be dated the Closing Date, between the Indenture Trustee and the Issuer and acknowledged and accepted by AHFC
10.1	Receivables Purchase Agreement, to be dated the Closing Date, between AHFC and AHR LLC
10.2	Sale and Servicing Agreement, to be dated the Closing Date, among the Issuer, AHFC and AHR LLC and acknowledged and accepted by the Indenture Trustee
10.3	Administration Agreement, to be dated the Closing Date, among the Issuer, AHFC, AHR LLC and the Indenture Trustee
10.4	Amended and Restated Trust Agreement, to be dated the Closing Date, among AHR LLC, The Bank of New York Mellon and BNY Mellon Trust of Delaware
10.5	Asset Representations Review Agreement, to be dated the Closing Date, among the Issuer, AHFC and Clayton Fixed Income Services LLC
36.1	Depositor Certification, dated October 18, 2016, for shelf offerings of asset-backed securities